UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

October 30, 2008
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
organization)	Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure: On October 30, 2008, Howard Ullman gave a Web Cast at http://_________________.  Attached is a transcript of the Web Cast.

The above-referenced URL is not incorporated herein in whole or in part. The information in this Report, the above-referenced URL and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any filing by CHDT Corporation with the Commission.

ITEM 9.01                                Exhibits.
EXHIBIT	DESCRIPTION

99.1	Copy of CHDT Web Cast Transcript from October 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2008

CHDT CORPORATION

/s/ Gerry McClinton
Gerry McClinton, Chief Operating Officer

EXHIBIT	DESCRIPTION

99.1	Copy of CHDT Corp. Web Cast transcript from October 30, 2008.

EXHIBIT 99.1